                                                                 EXHIBIT 10.2.17



                               [LAND ROVER LOGO]






                               AUTOMOBILE DEALER
                               SALES AND SERVICE
                                   AGREEMENT

                                DEALER AGREEMENT
                             GRANT OF THE FRANCHISE

This Dealer Agreement ("Agreement") is entered into effective the _________ day of ______________, 20__ (the "Commencement Date") by and between Land Rover North America, Inc., a Delaware Corporation with its principal place of business located at 4371 Parliament Place, Lanham, Maryland 20706 (hereafter "Company") and

         Dealer Name: __________________________________________________________
                      (hereafter "Dealer")

         Business Entity: ______________________________________________________
                          (corporation, partnership, sole proprietor, etc.)

         Place of Incorporation/Registration: __________________________________

         Principal Business Address: ___________________________________________

         (Street, City, County, State, Zip Code): ______________________________

         Doing Business As: ____________________________________________________

         Dealer Principal:
                 Name  _________________________________________________________

                 Residence _____________________________________________________

                 Phone Number __________________________________________________

PURPOSE AND EXPECTATION

The purpose of this Agreement is to:

A. Authorize Dealer to sell and service Land Rover Products and to display the Land Rover marque and represent itself as a Dealer of Land Rover Products, all in accordance with the terms of this Agreement.

B. Describe the basic rights and obligations of the parties to the relationship and the terms and conditions upon which the rights are granted and the obligations imposed.

C. Affirm an expectation between the parties that each of the parties will perform its obligations in a relationship of trust and confidence with the other and recognize that a successful long-term relationship will result from the mutual performance of such obligations.

D. Combine Dealer with Company and with other dealers into a distribution system dedicated to delivering to the automotive consumer in the United States an ownership experience that has never been previously enjoyed resulting in unparalleled repeat purchases of Land Rover Products.

JOINT UNDERTAKING

In addition to fulfilling the terms and conditions of this Agreement, the parties agree to work jointly to achieve their goals, and to maintain the standards of excellence inherent to Land Rover products.

Company will plan and oversee strategic marketing initiatives to ensure successful development of the Land Rover brand and distribution of products in the marketplace.

One such initiative is development of the Land Rover brand. Enjoying a truly unique position in automotive markets throughout the world, the Land Rover brand is best characterized by its Marque Values. These principles embody the quality and craftsmanship built into every Land Rover product. They also serve as the cornerstone of marketing efforts worldwide.

                            Land Rover Marque Values

         INDIVIDUALISM - Knowing your own mind: independence
         AUTHENTICITY - Fit for purpose: the original
         FREEDOM - Go where you want to go: choice
         ADVENTURE - Exploring the unknown: with care for the environment GUTS - Giving everything you've got: endurance
         SUPREMACY - Superior to all competitors: leadership

To ensure integrated and consistent promotion of the Land Rover brand, Company will provide Dealer comprehensive training, marketing and product development programs as well as overall brand development strategies.

Selected by Land Rover for exceptional business practice, Dealer Principal is an ethical operator of a retail motor vehicle sales and service facility staffed with personnel experienced in the automotive business and recognized as the best in the community.

The Land Rover Customer is a discriminating consumer with high quality and service expectations. Dealer, therefore, is expected by Company to:

         Require the personal involvement of the Dealer Principal, all individuals connected with Dealer and recognize Company's reliance on representations with respect to that personal involvement made elsewhere in this Agreement.

         Conduct sales and, promotional efforts consistent with Land Rover's elite image.

         Provide a facility that is immediately identifiable as Land Rover and one that evokes excitement and enthusiasm about Land Rover Products.

         Maintain a staff of highly trained professionals who are genuinely enthusiastic about Land Rover Products and equally dedicated to deliver the ultimate ownership experience.

         Implement operating procedures applicable to all Dealers so that the customer will receive consistent, quality service from every Land Rover Product Dealer, regardless of location.

STANDARDS OF PERFORMANCE

Dealer and Company agree that the performance standards contained and/or referred to in this Agreement describe minimums only.

To achieve the highest level of customer satisfaction possible in the sales, performance of warranty and maintenance process, as well as to achieve the repeat sales level that the parties need to properly and successfully develop the Land Rover marque in the U.S., the parties agree to achieve exceptional standards of performance.

In addition to meeting these high standards, the parties agree that the standards themselves will move to even higher levels as competition increases and consumer tastes and demands change.

Thus the parties recognize that customer satisfaction is dependent upon Company's development of the Marque Values and that Dealer will provide the highest level of sales and service satisfaction through a dedicated, well-trained staff that meets and/or exceeds customer expectations.

GRANT

Based upon the mutual representations contained herein, Company is pleased to grant to Dealer the right to sell Land Rover Products and to make Dealer a part of the Land Rover distribution system, together with such rights, privileges and obligations that accompany said appointment.

TERM

Subject to the provisions of this Agreement, it shall commence on the Commencement date and continue for a period until March 31, 2003. The Agreement shall be renewable annually for a three (3) year period from March 31st of the year in which the renewal review is conducted. On or before March 31st of each year, the parties will meet and conduct a review of Dealer's performance for the year of the review against that year's previously agreed performance goals. Dealer is assured the opportunity to renew the Dealer Agreement with Company at the expiration date, subject to Company's determination that Dealer continues to fulfill its obligations under the Agreement and subject to Article 12.4.12 and
Article 12.4.13.

"Company"

By _________________________________


"Dealer"


By _________________________________
         John Doe


"Dealer Principal"


By _________________________________
         John Doe

 DEALER OWNERSHIP AND MANAGEMENT EXHIBIT

1.       Dealer firm name:

2.       Principal place of business:

3.       Dealer is a (   ) proprietorship
                     (   ) partnership
                     ( X ) corporation, incorporated under the
                           laws of the State of

4.       The following persons are the beneficial and record owners of Dealer:


      Name and Address of Each                        If a Corporation,                  Percentage of
      Record or Beneficial                            Number and                         Ownership in
      Owner of Dealer                                 Class of Shares                    Dealer

                                                      Number            Class




Any beneficial ownership arrangement must be explained on a separate sheet attached to this Dealer Ownership and Management Exhibit.


________________________________________________________________________________


     LRNA __________          DEALER __________          DATE __________

5.       The following persons are Dealer's Officers:
         Name and Address                                 Title

6. The following person has been approved to function as Centre Manager of Dealer for a six month initial evaluation period and, as such, is authorized to make all decisions on behalf of Dealer with respect to Dealer's operations:
         Name and Address                                 Title

7.       The following person is the Dealer Principal:
         Name and Address                                 Title


Dealer hereby certifies that the foregoing information is true, complete, and accurate as of the date of execution hereof, and agrees that there will be no change in the foregoing in any respect without Company's prior written approval.


________________________________________________________________________________


     LRNA __________          DEALER __________          DATE __________

DEALER FACILITIES EXHIBIT

1.       Dealer firm name:

2. Company has approved the location of the following premises, and no others, for Dealer's Premises:

         a. Salesroom:

         b. Land Rover Vehicle Storage Facilities:

         c. Workshop and Land Rover Parts Storage Facilities:

         d. Body and Paint Shop (if any):

         e. Pre-owned Land Rover Sales Facilities:

3.       Service Reception and Shop Requirements:

                  Minimum Number of Stalls

                  Minimum Number of Lifts

                  Dedicated Service Reception Requirements         Yes

                  Dedicated Service Lane Requirements              Yes

4.       Showroom Display Requirements:

         Compass Rose

         Adventure Gear

         "Gear" Display

         Royal Warrants

         Vehicle Display of _ Land Rover Vehicles


________________________________________________________________________________


     LRNA __________          DEALER __________          DATE __________

5.       Personnel

         Designated Number of Land Rover
         Sales Guides required

         Designated Number of Land Rover
         Technicians required

         Designated Number of Land Rover
         Service Advisors required

Dealer hereby certifies that the foregoing information is true, complete and accurate as of the date of execution hereof, and agrees there will be no change in the foregoing without Company's prior written approval.


________________________________________________________________________________


     LRNA __________          DEALER __________          DATE __________

DEALER MINIMUM FINANCIAL REQUIREMENTS EXHIBIT

1        Dealer firm name:


2.       Principal place of business:


3. Dealer agrees to comply and maintain compliance with the following minimum financial requirements:

         a.       Net Working Capital for the Conduct
                  Of Dealer's Operation ...................$

         b.       Wholesale Credit for the Sale of
                  Land Rover Vehicles .....................$

         C.       Dealer's Debt to Equity Ratio.....................________

________________________________________________________________________________


     LRNA __________          DEALER __________          DATE __________

DEALER PRIMARY AREA OF RESPONSIBILITY EXHIBIT

1.       Dealer firm name:

2. Company has assigned as the Dealer's Primary Area of Responsibility the area defined by the following zip codes:



________________________________________________________________________________


     LRNA __________          DEALER __________          DATE __________

                                [LAND ROVER LOGO]




                         LAND ROVER NORTH AMERICA, INC.
                                DEALER AGREEMENT
                          STANDARD TERMS AND CONDITIONS

                                TABLE OF CONTENTS



Definitions ..................................................................1

Marque Values, Advertising and Promotions Trademarks .........................2

Supply of Product ............................................................2

Primary Area of Responsibility/Facilities ....................................4

Customer Relations and Retention .............................................4

Dealer Performance, Operations and Personnel .................................5

Obligation of Company to Dealer ..............................................7

Ownership, Succession, Transfer and Assignment ...............................7

Warranty .....................................................................9

Indemnification .............................................................10

Communications and Disputes .................................................10

Termination .................................................................11

Effects of Termination ......................................................13

Miscellaneous ...............................................................13

                            STANDARD TERMS AND CONDITIONS
                            LAND ROVER NORTH AMERICA, INC.


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
                            ARTICLE 1 - DEFINITIONS
                            --------------------------------------------------------------------------------------------------------

                            The following definitions shall apply in this agreement. Any reference to the singular shall, where appropriate, include the plural and vice versa.

AGREEMENT                   1.1 "Agreement" means the combination of the text of the Grant of the Franchise executed by the parties hereto, these Standard Terms and Conditions and the Dealer Ownership and Management Exhibit, Dealer
                            Primary Area of Responsibility Exhibit, Dealer Facilities and Location Exhibit, Dealer Financial
                            Requirements Exhibit, Dealer Succession Plan Exhibit together with any other exhibit incorporated by reference.

COMPANY                     1.2 "Company" means Land Rover North America, Inc., a corporation organized under the laws of the state of Delaware with its principal place of business located at 4390 Parliament Place, Lanham, Maryland
                            20706.

COMMENCEMENT DATE           1.3 "Commencement Date" means the effective date of this Agreement as specified in the Grant of the
                            Franchise.

DEALER                      1.4 "Dealer" means the business entity together with the individual(s) and/or organization(s) described in the Dealer Ownership and Management Exhibit.

DEALER PREMISES             1.5 "Dealer Premises" means the physical location described in the Dealer Facilities and Location
                            Exhibit and none other.

DEALER PRINCIPAL            1.6 "Dealer Principal" means the person designated as such in the Dealer Ownership and Management
                            Exhibit.

GENERAL MANAGER             1.7 "General Manager" means the individual named as such in the Dealer Ownership and Management Exhibit.

MANUFACTURER                1.8 "Manufacturer" means Rover Group Limited, a corporation organized under the laws of England under
                            Registration No. 48324 with its registered office at Fletchampstead Highway, Coventry, CV49DB, United
                            Kingdom.

PRIMARY AREA OF
RESPONSIBILITY              1.9 "Primary Area of Responsibility" means the geographic area described in the Dealer Primary Area of
                            Responsibility Exhibit.

LAND ROVER CENTRE           1.10 "Land Rover Centre" means a Dealer Premises which is a free standing facility designed and constructed in accordance with Company guidelines offering sales, service and parts available to
                            Customers and dedicated exclusively to the sales and service of Land Rover Products, with staff trained in accordance with Company guidelines and designated as a Centre by Company. Such designation as a
                            Centre may be withdrawn by Company if Dealer fails to maintain the requirements of a Centre.

LAND ROVER VEHICLE          1.11 "Land Rover Vehicle" means a four wheel drive vehicle assembled by Manufacturer bearing the trademark Land Rover and imported by Company.

LAND ROVER PARTS
ACCESSORIES                 1.12 "Land Rover Parts & Accessories" means replacement parts and optional equipment marketed by Company for Land Rover Vehicles. The optional equipment will be referred to for marketing purposes as "Gear", as
                            "Land Rover Gear" or "Vehicle Gear".


LAND ROVER PRODUCTS         1.13 "Land Rover Products" means the combination of Land Rover Vehicles and Land Rover Parts and
                            Accessories.
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                                       1

                                                               [LAND ROVER LOGO]
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WARRANTY                    1.14 "Warranty" means that certain undertaking issued by Company which describes the limited obligation of Company with respect to repair and service of Land Rover Vehicles in accordance with the written terms of such undertaking as described in Article 9.

                            ARTICLE 2 - MARQUE VALUES, ADVERTISING AND PROMOTIONS TRADEMARKS
                            --------------------------------------------------------------------------------------------------------

MARQUE VALUES               2.1 Dealer and Company, as part of a national Land Rover distribution system, agrees to adhere to the
                            Marque Values and promote Land Rover Products and conduct their operations in a manner consistent with those values.

ADVERTISING                 2.2 Advertising will be done consistently and regularly in compliance with Company guidelines and Dealer will correct and/or withdraw, as required by Company, any advertising or promotional material which
                            Company, in its sole opinion, deems objectionable.

PROMOTIONS                  2.3 Dealer will conduct, on a regular basis, promotional events such as off-road events, service clinics, lifestyle and press events and support local civic and cultural events, all to further enhance the image of the Dealer and other Land Rover dealers.

SIGNS                       2.4 Dealer will purchase, illuminate, promptly repair and maintain at the Dealer Premises, signs and displays of the type developed by Company as well as such other types of signs necessary to effectively identify the Dealer and the Dealer Premises. The parties will cooperate so as to adhere to local laws and ordinances which relate to the placement, size and general appearance and control of signs. Dealer will provide Company with sufficient information concerning local laws and ordinances to allow for proper design and placement of signs.

ADVERTISING GROUPS          2.5 To the maximum extent permitted by law, Dealer will participate in promotional, advertising and public relations programs and groups developed by Company and will further develop and actively utilize programs for the advertising, promotion and media coverage of Land Rover Products.

USE OF TRADEMARK            2.6 Dealer will not use or display any Company trademark except in the following fashion:

                                 2.6.1 In connection with the promotion, sale and service of Land Rover Products exclusively; and

                                 2.6.2 Only in such manner and for such purposes incident to such promotion, sale, and service as
                                 Company may specify from time-to-time.

LIMITATION                  2.7 Dealer agrees not to use any word, symbol or abbreviation which is similar to, or may be confused with Company's trademark. Dealer may use the designations "Land Rover Authorized Dealer," "Land Rover
                            Genuine Parts," and "Land Rover Authorized Service" and the vehicle names "Range Rover", "Discovery",
                            "Defender 90" and "Defender 110". No Company trademark may be used except in the color, size, form and style as uniformly approved by Company. Dealer is not authorized to offer any resale items displaying
                            Company's trademark except those items offered by Company.

INFRINGEMENT                2.8 The parties agree to cooperate with each other in preventing any acts of trademark infringement or misuse. Dealer will advise Company of any potential non-compliance which comes to Dealer's attention and
                            Company will properly address any violation or infringement or perceived infringement in order to assure the integrity and values of the Land Rover marque.

                            ARTICLE 3 - SUPPLY OF PRODUCT
                            --------------------------------------------------------------------------------------------------------

 NEW VEHICLE ORDER          3.1 Subject to their availability, Company will sell and deliver Land Rover Products to Dealer in accordance with the terms of this Agreement. Dealer will place orders in accordance with procedures established by the Company. All orders are subject to acceptance by Company and may be accepted in whole or in part. Orders will be accepted by formal notice or by shipment. All orders are deemed firm except
                            Dealer may cancel all or part of its order by notice, if such notice is received by Company prior to notice of acceptance being issued by Company or prior to shipment of the order if shipment is used by
                            Company as the method of acceptance of Dealer's order. If such notice of cancellation is issued orally, it shall be immediately confirmed in writing.
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[LAND ROVER LOGO]

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
DELIVERY                   3.2 Company will select the distribution point for delivery. Dealer shall be responsible for the costs of shipping from the Company nominated distribution point on a nationwide equalized cost basis. If diversions are made at Dealer's request, or as a result of Dealer's failure or refusal to accept delivery, except as provided in section 3.7 below, all costs of such diversion shall be for Dealer's account and shall be paid promptly.

DEALER COST                3.3 All acceptances of Dealer's orders will be at the prevailing Company price. Company retains the right, subject to notice, to revise prices from time to time. Such revised prices shall be effective as of the date stated and will apply to all unfilled orders of Land Rover Products which have not yet been shipped to Dealer. Company will protect retail Customers with orders in place secured by deposits from price increases in accordance with local law. In agreeing to provide such protection, Company retains the right to set reasonable requirements on such orders (including methods of reporting and accepting deposits) to audit all such claims for price protection and to recharge Dealer for any price protection given to a Customer that is not subsequently substantiated. The amount recharged will be the difference between the price to the Customer as represented and what the price would have been but for the protection.

PAYMENT                    3.4 Dealer will pay for Land Rover Products in cash, by electronic funds transfer, by sight draft, on an account maintained by Dealer for such purpose, or in such other manner as specified by Company at the time and upon the conditions specified in terms of payment established by Company. Delivery of checks or of instruments other than cash will not constitute payment until cash has actually been collected. All collection charges, transfer charges and exchange costs, if any, together with attorney fees, shall be for Dealer's account.


TITLE                      3.5 Title to all Land Rover Products will pass to Dealer upon full payment by Dealer. Dealer will execute and deliver, and authorizes Company to execute on its behalf, any financing statements or other documents necessary to evidence its ownership. Company may take possession of any Land Rover Product to which it has title. Company is entitled to all the rights and remedies of a secured party under the provisions of the Uniform Commercial Code in addition to its rights under this Agreement.

RISK OF LOSS               3.6 Risk of Loss to all Land Rover Products shall pass to Dealer at the same time as their delivery to Dealer at Company's distribution point or to a carrier at the place of delivery specified in
                           Company's terms of delivery. Dealer will promptly advise Company of any damage incurred in transit on unloading Land Rover Vehicles. In order to receive payment for any transit damage, Dealer will adhere to carrier and insurance company requirements with respect to inspection and documentation to assure proper reporting of any damage. Company will handle all claims for transit damage with the relevant insurance carrier and turn over to Dealer all amounts, if any, collected upon receipt by Company. No Land Rover Products will be sold by Dealer in a damaged condition under any circumstances.


REPAIR/REPLACEMENT         3.7 Dealer will promptly repair any transportation damage to a Land Rover Vehicle. In the event damage is in excess of six percent (6%) of the Manufacturer's Suggested Retail Price, exclusive of glass, tires, wheels and lighting components, or has sustained damage which under applicable state law requires disclosure by Dealer to Customer, Dealer may, at its discretion, return the vehicle to Company and
                           Company may either substitute a different vehicle or credit Dealer's account for the cost of the unit.


DISTRIBUTION               3.8 Company retains the right to distribute Land Rover Vehicles in accordance with its best judgment for maximum sales benefit, will at all times make the distribution fair and equitable and will consider Dealer preferences recognizing the variances in regional sales performance and taking into consideration Dealer investment and performance. Company will provide Dealer with a written explanation of the allocation methods. Dealer agrees that distribution includes Dealer accepting a representative selection of all Company models and color and trim specifications for all Land Rover
                           Vehicles.
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                                        3

                                                               [LAND ROVER LOGO]

                         Land Rover Standard Provisions


INVENTORY                   3.9 Subject to Company's ability to deliver, Dealer will maintain a pre-agreed level of inventory of
                            Land Rover Vehicles amounting to sixty (60) days sales of each model based on Dealer's annual objective.
                            The parties agree that such inventory is reasonable in the circumstances. Such inventory level will be subject to adjustment based on actual sales and projections made by Company.

DEMONSTRATORS               3.10 Dealer will maintain a specific number of Land Rover Vehicles for demonstration purposes and shall at all times keep such vehicles in clean, first-class working condition and shall register such vehicle as demonstrator with Company. The specific number required will be based on volume and subject to adjustment annually. One (1) vehicle for each model must be available at Dealer's Premises during normal business hours.

                            ARTICLE 4 - PRIMARY AREA OF RESPONSIBILITY/FACILITIES
                            --------------------------------------------------------------------------------------------------------

DESCRIPTION                 4.1 Dealer and Company have agreed that Dealer is responsible for actively marketing, promoting, selling and servicing Land Rover Products in a professional manner, that will enhance the image and reputation of Land Rover Products and all dealers of Land Rover Products, within a geographic territory referred to as the Dealer's Primary Area of Responsibility ("PAR"). Dealer's PAR, more fully described in attached
                            Primary Area of Responsibility Exhibit, contains sufficient potential for sales and service of Land
                            Rover Products to justify the investment Dealer has made and agrees to continue to make to profitably develop the market. Dealer agrees to devote the necessary resources, including advertising, market research, promotional events and sales and service activities to the development of this market. In the case of a Land Rover Centre, Dealer will devote all of its resources to the development of the PAR.

EXCLUSIVITY
OF TERRITORY                4.2 In consideration of Dealer's devoting and continuing to devote the resources necessary to develop the Primary Area of Responsibility, Company agrees that it will not locate another dealer of Land Rover
                            Products within Dealer's Primary Area of Responsibility. In the event Dealer fails to develop the
                            Primary Area of Responsibility, or to complete any remodeling or expansion to the Dealer Premises, or addition of other facilities, as agreed to meet demand and achieve and maintain customer satisfaction, or reduces the amount of the Dealer Premises described in the Dealer Facilities and Location Exhibit dedicated to Land Rover Products or, in the case of a Land Rover Centre, begins conducting any other type of business at the premises other than that devoted to Land Rover Products exclusively, Company may, at its sole option, either terminate this Agreement, or reallocate the Primary Area of
                            Responsibility to match Dealer's Premises as they have been revised or reduced.

FACILITIES
LOCATION                    4.3 Dealer Premises requirements and location(s) are more fully described in the attached Dealer
                            Facilities and Location Exhibit. Dealer agrees to conduct operations from such facilities and none other.

FACILITIES DESIGN           4.4 Dealer fully recognizes and agrees that part of the success of the sale of Land Rover Products is the provision of a unique retail experience to Owners and Customers. This unique experience, while made up of many elements, is symbolized by a consistent, recognizable design and layout. The overall approach to the design and its elements have been jointly developed by Company and Dealers to be instantly recognizable as a facility that is customer friendly and yet efficient to operate. Therefore, Dealer agrees not to alter the design, layout, space allocation or other part of the retail environment from that described in the Dealer Facilities and Location Exhibit unless specifically agreed with Company in advance and further agrees to develop future facilities in accordance with the plans and specifications provided by Company recognizing local restrictions as to signage, design, building specifications, etc.

                            ARTICLE 5 - CUSTOMER RELATIONS AND RETENTION
                            --------------------------------------------------------------------------------------------------------

SATISFACTION                5.1 Customer satisfaction is the key to the development and maintenance of a unique retail environment.
                            Dealer will provide prompt, professional, considerate service to all Owners of Land Rover Products, regardless of the selling dealer and recognizes that Dealer's obligations of training,
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

                            supply of spare parts and service capacity are the foundation to satisfactory Customer relations.
                            Dealer agrees to participate in Company's programs to measure and improve Customer Satisfaction.

DEALER COMPLAINT
RESOLUTION                  5.2 Dealer will investigate and resolve in a manner satisfactory to Company all complaints by Owners of
                            Land Rover Vehicles in a prompt and businesslike fashion. Any complaint which Dealer cannot remedy promptly shall be reported to Company and Dealer will keep Company informed of progress on its resolution of such problems. Dealer will at all times of operation designate one employee at the Dealer
                            Premises whose responsibility shall be Customer relations and will serve as the interface with Company on the resolution of any Customer complaints. Dealer and Company will develop remedial programs as necessary to improve Dealer rating in Customer satisfaction and Dealer will implement these programs.


                            ARTICLE 6 - DEALER PERFORMANCE, OPERATIONS AND PERSONNEL
                            --------------------------------------------------------------------------------------------------------

PERFORMANCE                 6.1 On an annual basis, Company and Dealer will agree on sales, service and customer satisfaction goals and objectives for Dealer. The parties intent in setting such goals and objectives is to provide a continuing incentive to achieve the highest standard of excellence among all dealers of Land Rover
                            Products and to reconfirm on an ongoing basis Company's and Dealer's joint commitments to maintaining those high standards in all aspects of Dealer's operations. The criteria for setting the goals and objectives will include comparisons with other dealers of Land Rover Products and dealers of competing models.

REPORTS                     6.2 Dealer agrees to maintain books and records of account in accordance with accepted accounting principles and provide Company with financial statements and other operating reports in a format supplied by Company. Dealer will transmit such accounts and records on the data processing system selected by Company separate from the accounts, reports, etc., required by any organization with which
                            Dealer may have a relationship, so as to reflect Land Rover business on a stand alone basis. At a minimum a Dealer operating a shared facility will report Land Rover revenues separately and by category and allocate expenses on a reasonable and consistent basis which will be described to Company.

TIME OF REPORTING           6.3 Dealer will deliver on or before the tenth (10th) day of each calendar month the required financial statements for the preceding month and year-to-date, and within ninety (90) days of the close of
                            Dealer's fiscal year, a consolidated balance sheet and a profit and loss statement for the Dealer as a whole and for Land Rover Products. Company may require such year-end statement to be certified by a
                            Certified Public Accountant, at Dealer's expense, and will notify Dealer of such requirement at least thirty (30) days prior to the close of such fiscal year.

FINANCIAL REQUIREMENTS      6.4 Dealer agrees to maintain and employ in its operation at all times financial resources sufficient to enable Dealer to perform Dealer's obligations under this Agreement. The resources shall include the amounts of working capital, debt to equity ratio, minimum net worth, new vehicle financing and other financial resources which Company requires. Company and Dealer have reached agreement on certain minimum acceptable financial requirements applicable to Dealer and such minimum standards are contained in the
                            Dealer Financial Requirements Exhibit. The minimum requirements are subject to adjustment from time to time by Company on the basis of Dealer performance.

GENERAL MANAGER             6.5 Dealer agrees to employ at all times a fully qualified and trained General Manager having principal responsibility for the overall management of Dealer to oversee the day-to-day operations and designated as such in the Dealer Ownership and Management Exhibit. This person shall devote full time and attention to the management of Dealer's overall operation and shall have full authority to make decisions and act on behalf of Dealer with Company. In the case of a Land Rover Centre, the General Manager shall be referred to as the Centre Manager and his/her efforts will be directed exclusively to the operation of the Dealer's Land Rover Centre. Dealer agrees to inform Company in writing of any change in the name of the person having such responsibility and authority. No change shall be made or be effective without the prior written consent of Company, which consent will not
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                           be unreasonably withheld. The Dealer Principal may be designated General Manager if he/she devotes full time to the Dealer operations.

SALES PERSONNEL            6.6 Dealer shall at all times employ a sufficient number of fully trained and qualified personnel to allow Dealer to fulfill its sales obligations. At a minimum, Dealer will continuously employ one (1)
                           fully trained sales representative for Land Rover Vehicles who is acceptable to Company and shall primarily sell Land Rover Vehicles. The Land Rover Products Sales Manager shall be authorized to order
                           Land Rover Products and approve all transactions with customers in the absence of the General Manager.
                           The total number of sales personnel employed and their training requirements will be determined by
                           Company, based on sales history and planning volumes.

SERVICE PERSONNEL          6.7 Dealer shall at all times employ a sufficient number of fully qualified and trained technicians, service advisers, and other required personnel to fulfill its service and customer relations and customer retention obligations. Dealer will continuously employ at a minimum, one (1) factory trained technician, such technician having attended training courses conducted by Manufacturer at its assembly plant at Solihull, England, U.K., to repair and service Land Rover Vehicles. The total number of service personnel employed will be determined by Company based on Dealer's sales history and the number of other types of vehicles the service personnel are to be competent to repair.

TRAINING                   6.8 Dealer shall, at its own expense, have its employees attend and complete Company and Manufacturer provided training courses in sales, service, parts, warranty and computer systems which shall be conducted from time to time.

PARTS SALES                6.9 Dealer will use its best efforts to promote the sale of Land Rover Parts and Accessories in Dealer's
                           Primary Area of Responsibility.

PARTS INVENTORY            6.10 Dealer will maintain a three (3) month supply of Land Rover Parts and Accessories at the Dealer
                           Premises in storage areas maintained exclusively for such purpose. The parties agree that such inventory level is reasonable in the circumstances. The adequacy of the supply of spare parts and of the storage area will be determined by Company.

GENUINE PARTS              6.11 In the performance of Warranty service, Dealer will only use genuine Land Rover Parts and
                           Accessories together with parts that have been approved by Company so as not to jeopardize the Owner's
                           Warranty. Dealer will maintain all required records so as to track all repairs and warranty service performed on a Land Rover Vehicle. Dealer will not sell, offer for sale or represent as genuine, Land
                           Rover Parts and Accessories which are not in fact new, genuine Land Rover Parts and Accessories.

SYSTEMS                    6.12 Dealer will purchase, maintain and upgrade as required a data processing system, together with related software and telecommunications as specified by Company for use exclusively with Land Rover
                           Products. Dealer will employ fully qualified data entry and operating personnel to update all information as required, adhere to Company provided operating practices and procedures, and generally employ the system to the maximum effective advantage of Company and Dealer. The system called for will serve as
                           Dealer's primary link with Company and be used for vehicle and parts ordering, warranty claims processing, filing of reports, information storage and retrieval, sales reporting, etc. The purchase will be made from Company to assure uniformity of hardware and software throughout Company's network of
                           Dealers. Dealer will at all times keep the system confidential including the software and data stored therein.

COMPLIANCE WITH LAW        6.13 Dealer will, at all times, maintain current and valid all licenses required for operation of the
                           Dealer and occupancy of the Dealer Premises and will adhere to all applicable laws, rules, regulations and codes relating to the conduct of the business. In addition, Dealer will comply with all applicable provisions of the National Traffic and Motor Vehicle Safety Act of 1966, the Federal Clean Air Act and
                           Magnusson-Moss Warranty Act, all as amended including regulations issued thereafter, together with any other Federal, state and local vehicle emission, safety and warranty legislation.
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OPERATING HOURS            6.14 Dealer will open the Dealer Premises for business during such hours as other dealerships in the vicinity are customarily open.

SERVICE                    6.15 Dealer will designate a separate service area for the repair and service of Land Rover Vehicles, including the installation of special lifting device(s), and keep and make use of a full complement of
                           Company specified tools and equipment. The size of the service area dedicated to Land Rover Products will be a function of Dealer's sales and service volumes. All Company required shop manuals and training manuals shall be complete and up-to-date at all times.

VEHICLE INSPECTION         6.16 Company will specify a system of inspection and services to be completed on all Land Rover Vehicles sold by the Dealer prior to their delivery to the Owner and Dealer will keep records required by Company to establish the performance of such inspection and services.


                           ARTICLE 7 - OBLIGATION OF COMPANY TO DEALER
                           ---------------------------------------------------------------------------------------------------------

SALES AND SERVICE
SUPPORT                    7.1 To assist Dealer in the promotion, sales and service of Land Rover Products, Company will provide, or cause to be provided to the Dealer the following:

                               7.1.1 General and specialized product information and trained field assistance to respond to inquiries, train Dealer sales personnel and provide special advice and counsel with respect to sales and marketing strategies, techniques and organizations.

                               7.1.2 Trained field assistance to respond to inquiries, train Dealer service personnel and provide advice and counsel with respect to maintenance and repair of Land Rover Vehicles and operations and managerial advice and assistance on parts and service organizations.


                               7.1.3 A spare parts supply depot.

SUPPLY OF MATERIALS        7.2 At reasonable cost to Dealer, Company will also provide:

                               7.2.1 Sales training courses for Dealer personnel and refresher courses for previously trained Dealer personnel as well as updates on product development.

                               7.2.2 Service and maintenance training courses for Dealer personnel in all aspects of inspection and preparation prior to sale, Warranty claims and repairs and other service and repairs including training at the Manufacturer's facilities together with refresher and supplemental training courses at Company's facilities.

                               7.2.3 Manuals on operating procedures, including updates on service and parts information. Brochures, special tools and equipment and other data on Land Rover Products as required for performing the
                               Dealer obligations are under.

                               7.2.4 A data processing system to communicate and transmit information, orders, reports, claims, etc., between Dealer and Company in a timely fashion.

NATIONAL ADVERTISING       7.3 Company will develop a marketing program for each model of Land Rover vehicles that will position each product in the market place and provide consistent high quality advertising on a national level, as well as materials useful for the individual Dealers at the local level.

                           ARTICLE 8 - OWNERSHIP, SUCCESSION, TRANSFER AND ASSIGNMENT

OWNERSHIP                  8.1 Dealer has provided Company with a description of the ownership of Dealer, including names, addresses, percentage of ownership and description of holdings of all individuals and/or business entities (corporation, partnership, etc) with direct ownership in Dealer and said information is contained in the Dealer Ownership and Management Exhibit. Dealer recognizes that Company has entered into this Agreement on the basis of and in reliance on the representations contained in such
                           Exhibit. Dealer will not make or agree to any changes in ownership from that described in such
                           Exhibit, except in the instances of 8.2 and 8.3 below.
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DEATH OF THE DEALER
PRINCIPAL              8.2 Upon the death of the Dealer Principal:

                           8.2.1 If the ownership interest of the Dealer Principal in Dealer passes as specified in a written succession agreement previously approved by Company in writing and the management of Dealer remains in the persons named in the Dealer Ownership and Management Exhibit, or in such written succession agreement, Company will enter into a new Dealer Agreement with such named approved successor and the process of 8.2 will not apply; or

                           8.2.2 If no written succession agreement has been approved by Company but the ownership interest in
                           Dealer of such Dealer Principal passes directly to the surviving spouse and the children, or any of them, of the Dealer Principal and, either Dealer's General Manager remains as stated in the Dealer Ownership and Management Exhibitor, or within ninety (90) days after the death of such Dealer Principal, a successor General Manager is appointed in accordance with Article 6.5 and the other management of Dealer remains as stated in the Dealer Ownership and Management Exhibit, then Company will enter into a new
                           Dealer Agreement with Dealer for a period of twelve (12) months. After the expiration of this twelve
                           (12) month period, Company will review with  Dealer the changes, if any, in the management or equity interest of Dealer required by Company as a condition of entering into a new Dealer Agreement with
                           Dealer.

                           8.2.3 Any new Dealer Agreement entered into pursuant to this paragraph will be in substantially the same form as the Dealer Agreement then currently offered by Company to its other dealers.

                           8.2.4 Unless one of the above provisions is complied with, the death of the Dealer Principal will result in the immediate termination of the Dealer Agreement and the provisions of Article 13, Effects of
                           Termination, will apply.

COMPANY'S RIGHT OF
FIRST REFUSAL          8.3 If Dealer, or any holder or holders of 15% of Dealer equity or assets intends to sell such interest,
                       Company shall have the first right to purchase such equity as assets. Any buy/sell agreement or other form of transfer agreement with a prospective buyer shall include a provision confirming Company's option to exercise its right of first refusal.

                           8.3.1 Upon completion and signature of any buy/sell or other transfer agreement, Dealer will provide a copy of the complete buy/sell documentation to Company. Such buy/sell documentation should contain all the necessary terms and conditions to effect a complete, enforceable contract with the prospective purchaser. The Company will have thirty (30) days from the receipt of such full buy/sell documentation to advise Dealer if it intends to exercise its right of first refusal.

                           8.3.2 In the event Company elects to exercise its right of first refusal, the purchase price shall be that amount contained in the buy/sell agreement, subject to any adjustments for inventory and other offsets plus any offsets that are Company specific. Company shall reimburse Dealer for any brokerage commission contractually incurred by Dealer in securing the prospective purchaser and shall reimburse
                           Dealer for any other cost reasonably incurred by Dealer in the negotiation of the buy/sell agreement.
                           Such costs may include attorney's fees, accounting fees and appraisal fees incurred by the prospective buyer, so long as such services benefit company in the evaluation of the transaction, and any other services which Company would have otherwise had to perform and is not obligated to re-perform and which
                           Dealer remains obligated to pay if Company does not exercise the right of first refusal.

                           8.3.3 Once Company has elected to exercise its right of first refusal, it may assign such right to another. However, Company shall remain responsible to guarantee such assignee's performance of the buy/sell agreement.
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                                8.3.4 This provision will not apply to a disposition with a member of the Dealer Principal's immediate family (spouse, child, brother, sister, parent), to an individual named in the succession addendum prepared pursuant to the provisions of the Transfer in the Event of Death of the Dealer
                                provisions in Article 8.2.1 of this Agreement, or to an individual listed in the Ownership and
                                Management Exhibit who has been so listed for the three previous years and who is otherwise qualified to be a Dealer Principal.

                                8.3.5 Company's rights under this provision shall survive the filing of any bankruptcy or insolvency proceeding contemplated by section 12.5 hereof.

ASSIGNMENT                 8.4 This Agreement may be freely assigned by Company. This Agreement may not be assigned or transferred in whole or in part by Dealer.

                           ARTICLE 9 - WARRANTY
                           ---------------------------------------------------------------------------------------------------------

COMPANY WARRANTY           9.1 The only warranty applicable to Land Rover Products will be the written Warranty as may be furnished by Company. Except for the express liability undertaken under such written Warranty, Company neither assumes nor authorizes any other person or party to assume any other obligation or liability in connection with Land Rover Products.

PROVISION OF WARRANTY      9.2 Company will supply Dealer with a copy of such written Warranty and Dealer will supply a copy of such
                           Warranty to each customer of Land Rover Vehicles or Land Rover Parts and Accessories as applicable at the time of sale. Dealer will also maintain a supply of Warranty booklets to provide to Customers at their request. Dealer will make all sales in a manner so that Owner acquires all rights under the Warranty and
                           Dealer will incorporate the terms of the Warranty as part of each order form and other contract for sale of Land Rover Products by Dealer.

DELIVERY TO CUSTOMER       9.3 Upon delivery to an Owner of a Land Rover Vehicle, Dealer will also deliver a completed Warranty booklet, supplied by Company with each Land Rover Vehicle. Upon presentation of a Warranty booklet by an
                           Owner, Dealer will perform the required warranty services for the appropriate Warranty period and properly document its performance in the Owner's Warranty booklet as well as in the Dealer's own record.

WARRANTY SERVICES          9.4 Dealer will perform repairs and service required by Company's Warranty on any and all Land Rover
                           Vehicles for which a Manufacturer's Certificate of Origin is issued by Company, whether such vehicle was purchased from Dealer or another Company dealer. Dealer will perform all its Warranty obligations hereunder in accordance with the Company's then current policy on Warranty and service procedures. Dealer further agrees to perform any and all recall and product improvement services in compliance with instructions and directions issued by Company on such vehicle.

PAYMENT FOR WARRANTY
SERVICES                   9.5 Company will compensate Dealer for the labor and parts used by Dealer in performing its Warranty obligations and in connection with any recall, product improvement or product update campaign which
                           Company may require Dealer to perform. Such compensation shall be in reasonable amounts as published from time to time by Company in accordance with industry practices and based on warranty labor rates and hours and parts prices determined by Company to perform such work.

LIMITED WARRANTY           9.6 EXCEPT AS EXPRESSLY STATED IN THIS ARTICLE 9, COMPANY MAKES NO WARRANTIES WHATSOEVER, EXPRESS OR
                           IMPLIED, AS TO PERFORMANCE, CHARACTERISTICS, SPECIFICATIONS, OR CONDITION OF LAND ROVER PRODUCTS TO BE
                           SUPPLIED BY IT TO THE DEALER, INCLUDING BUT NOT LIMITED TO, THE MERCHANTABILITY OR FITNESS FOR ANY
                           PARTICULAR PURPOSE AND ASSUMES NO LIABILITY WHATSOEVER WHETHER FOR DIRECT, INDIRECT, OR CONSEQUENTIAL
                           DAMAGES, OR IN ANY OTHER WAY IN CONNECTION WITH SUCH PERFORMANCE, CHARACTERISTICS, SPECIFICATIONS OR
                           CONDITION AND COMPANY'S MAXIMUM LIABILITY IS TO REPAIR OR, AT COMPANY'S OPTION, REPLACE THE LAND ROVER
                           PRODUCT.
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                           ARTICLE 10 - INDEMNIFICATION
                           ---------------------------------------------------------------------------------------------------------
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INDEMNITY BY
COMPANY                    10.1 Company will indemnity and hold Dealer harmless against any judgment, which may be rendered against
                           Dealer, including court costs and reasonable attorney fees in any litigation commenced by third parties seeking monetary damages naming Dealer as a defendant concerning,

                           (i) breach of any Company Warranty on any Land Rover Product;

                           (ii) bodily injury, death or property damage claimed to be caused by a defect in the design, manufacture or assembly of a Land Rover Product prior to delivery thereof to Dealer (except a defect which could have been detected by Dealer on a reasonable inspection);

                           (iii) a misrepresentation or misleading statement made by Company;

                           (iv) a failure by Company to comply in whole or in part with any obligation assumed by Company pursuant to the Agreement.

                           10.2 Company will not be obligated to indemnity Dealer if the above conditions apply but in addition:

                           (i) Dealer error or omission in servicing (including but not limited to Dealer not having performed recalls of which Dealer had notice) if the defect subject to the recall is alleged or contended to be a contributing cause to the breach of warranty, injury, death or property damage which is the subject matter of the litigation;

                           (ii) the subject Land Rover Product has been altered by or for Dealer in a manner using components not approved by Company and the alteration, in whole or in part, contributes to the incident or injury that results in the litigation; or

                           (iii) the alleged defect should have been detected by Dealer, either as a result of the Pre-Delivery inspection called for under this Agreement, or upon a reasonable inspection.


                           10.3 Dealer will refund to Company any amount previously paid by Company for providing a defense, or any indemnity payment, if after undertaking to provide a defense or indemnity, the facts described in 10.2 are disclosed.

NOTIFICATION OF CLAIM      10.4 Dealer will promptly notify Company of any claim within the provision of 10.1 above which Dealer asserts Company must defend. Dealer will take steps necessary to protect its own interests until Company assumes the defense of Dealer. Upon assuming the defense, Company will retain and direct counsel of its own choosing and Dealer will cooperate in all matters during the course of the defense.

INDEMNITY BY DEALER        10.5 Dealer will indemnity and hold Company harmless against any judgment which may be rendered against
                           Company, including court cost and reasonable attorney fees, in any litigation commenced by third parties seeking monetary damages, naming Company concerning:

                           (i) a failure by Dealer to comply in whole or in part with any obligation assumed by Dealer pursuant to this Agreement;

                           (ii) Dealer's negligent or improper repair or service of a Land Rover Vehicle, including the use of non-
                           genuine Land Rover Products;

                           (iii) Dealer's breach of any agreement between Dealer and Dealer's Customer;

                           (iv) Dealer's misrepresentation or misleading statement to any Customer.

                           (v) the breach of any warranty, service, financing or other agreement provided by Dealer to an Owner and to which Company is not a party or the provider.

                            ARTICLE 11 - COMMUNICATIONS AND DISPUTES
                            --------------------------------------------------------------------------------------------------------

COMMUNICATIONS              11.1 The parties agree that in order to perform at their utmost capability and to compete effectively
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                           in the marketplace with other manufacturers and dealers of motor vehicles and provide the level of
                           Customer satisfaction and Owner experience that is desired, it is imperative that Dealer and Company maintain an open forum with respect to communications. Company agrees to keep Dealer advised of plans for future product and development of the franchise on an ongoing basis and to address itself to Dealer concerns. Dealer agrees to apprise Company of any concern Dealer has with respect to the ongoing business and seek to resolve any concerns or issues by direct, open communication.

DISPUTE RESOLUTION         11.2 While the parties agree to seek to resolve any dispute that may arise between them at the operational level, nonetheless the parties recognize that disputes may arise concerning compliance with the Agreement and the rights and obligations of the parties under this Agreement. The parties agree to attempt to resolve all such disputes and differences through good faith negotiation. However, in the event the dispute cannot be resolved, the parties agree to submit such dispute to the Dispute Resolution
                           Process ("Process"). This will be an ongoing, developing Process prepared and revised jointly by Company and Dealer on a continuing basis so as to provide an efficient method, both in terms of time and expense, of resolving disputes. The Process will include the services of a third party facilitator and the parties agree to share the costs of the facilitator and to share the expense of any non parties who agree to assist in mediating the dispute, including other dealers and employees of Company. The parties agree that referral of any dispute to the Dispute Resolution Process is mandatory. However, the outcome of the
                           Process is not binding except that the parties may agree to accept all or part of the results of the
                           Process as a settlement at any time during the course of the Process.

                           ARTICLE 12 - TERMINATION
                           ---------------------------------------------------------------------------------------------------------

BY AGREEMENT               12.1 This Agreement may be terminated at any time by the mutual agreement of the parties.

BY DEALER                  12.2 Dealer may terminate this Agreement by giving to the Company prior written notice specifying the effective date of termination, provided that the effective date of such termination shall not be earlier than thirty (30) days after such notice of termination has been received.

BY COMPANY ON FIFTEEN
(15) DAYS NOTICE           12.3 Company may terminate this Agreement on fifteen (15) days written notice to Dealer upon the occurrence of any of the following events:

                               12.3.1 Dealer's relocation of the Dealer Premises without the prior written approval of Company.

                               12.3.2 Dealer's attempted assignment or transfer of the Agreement in violation of Article 8.1.

                               12.3.3 The purported transfer of any ownership interest in violation of Article 8.4.


                               12.3.4 Cancellation, suspension or revocation of any license, permit, etc., necessary for the operation of Dealer's business at the Dealer Premises or Dealer's failure to secure or renew such license, permit, etc., within the above period of time.

                               12.3.5 Failure of the Dealer Premises to operate as a going concern during the normal business hours customary for automobile dealerships in the Primary Area of Responsibility for a period of seven (7)
                               consecutive business days, so long as such failure is not due to causes enumerated in Article 14.8.

                               12.3.6 The making of any material misrepresentation in Dealer's application for the right to sell
                               Land Rover Products or relating to ownership of Dealer.

                               12.3.7 The submission to Company of any false or misleading financial statement, sales report,
                               Warranty claim, sales incentive or promotion payments or other request for reimbursement or payment or any other form or status report required by Company's business practices.

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                               12.3.8 Conviction of Dealer or any of the individuals named in the Dealer Ownership and Management
                               Exhibit of any criminal offense which, in the sole opinion of Company, harms the business image of
                               Land Rover Products, or adversely affects Dealer operations.

                               12.3.9 Cancellation, without concurrent replacement, of any credit line, floor plan financing or other financing facility.

BY COMPANY ON NINETY
(90) DAYS NOTICE           12.4 Company may terminate this Agreement upon ninety (90) days written notice if, after receipt of such notice, Dealer has not corrected the failure(s) stated in such notice within the ninety (90) day period or, if not capable of correction within such period, commenced and diligently prosecuted a remedy to correct such failure satisfactory to the Company for any of the following events:

                               12.4.1 The failure by Dealer to provide the level of representation, promotion, sales or service of
                               Land Rover Products required under the terms of this Agreement.

                               12.4.2 Dealer's use of deceptive or misleading practices in the sale of Land Rover Products as the supply of service to customers.

                               12.4.3 The failure to maintain and/or to improve the Dealer Premises as reasonably required by
                               Company to enhance the sales and/or service capability of Dealer for Land Rover Products or Dealers reducing the space in the Dealer Premises from that described in the Dealer Facilities and Location
                               Exhibit without Company's prior written agreement.

                               12.4.4 The failure to maintain or restore working capital or other financial criteria to amounts and ratios required by Company.

                               12.4.5 Use of unauthorized advertising as prohibited herein.

                               12.4.6 Late or incorrect submission of reports required herein.

                               12.4.7 Excessive turnover of personnel in any department in Dealer's operations for Land Rover
                               Products resulting in, or likely to result in, deterioration of Customer relations or service.

                               12.4.8 The existence of any dispute amongst Dealer's owners and/or management personnel which, in
                               Company's sole opinion, could impair, or has impaired, the operations of Dealer with consequent adverse effect on relations with Customers of or for Land Rover Products.

                               12.4.9 The failure of Dealer to adhere to the legal requirements called for in Article 6.11 hereof.

                               12.4.10 The importation, distribution or sale of Land Rover Vehicles not originally manufactured or designed for use in the United States.

                               12.4.11 Any breach of another material obligation of this Agreement.

                               12.4.12 Termination of Company's distributorship agreement with Manufacturer, or Company's decision to cease distribution of Land Rover Products.

                               12.4.13 Withdrawal of Company from the market area designated as Dealer's Primary Area of
                               Responsibility.

IMMEDIATE TERMINATION      12.5 Company may terminate this agreement automatically and without notice upon any act acknowledging the insolvency or bankruptcy of the Dealer, or any assignment for the benefit of creditors or the filing of any bankruptcy, reorganization or insolvency proceedings, either voluntarily or involuntarily, or the appointment of a receiver of Dealer or the Dealer Premises which is not removed within thirty (30) days of such filing or appointment.

DEATH OF DEALER PRINCIPAL  12.6 Death of the Dealer Principal named in the Dealer Ownership and Management Exhibit will result in the immediate termination of this agreement unless the provisions of Article 8.2 apply.
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                           ARTICLE 13 - EFFECTS OF TERMINATION
                           ---------------------------------------------------------------------------------------------------------
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CESSATION                  13.1 Upon receipt of Company's notice of termination, or the mailing of Dealer's notice of termination to Company, or upon expiration of the term of this Agreement without renewal, Dealer will immediately cease to be, or act as an authorized dealer of Land Rover Products, will no longer make use of any Land
                           Rover trademark and will immediately remove all signs, displays, etc., advertising itself as such.

NON-USE OF LAND ROVER
IDENTIFICATION             13.2 Dealer will inventory, package and ship all Land Rover books, manuals, etc., to Company at Dealer's expense and will destroy any and all Dealer letterhead, business cards, business forms, etc., indicating
                           Dealer's previous status as a Dealer of Land Rover Products.

OUTSTANDING ORDERS         13.3 The Company may cancel any unfilled orders for Land Rover Products upon its receipt of Dealer's notice of termination even if previously accepted by Company. The Company may, at its sole option, accept orders or conduct business with Dealer after the effective date of termination. All such orders or business operations will be under the same terms and conditions as this Agreement. The conduct of any business after termination or expiration shall not serve as a waiver or modification of the termination, or serve to extend the term of this Agreement.

REPURCHASE                 13.4 Company, subject to Dealer fulfilling its obligations under this Article 13, will repurchase from
                           Dealer: (a) all current model, new, unused, undamaged Land Rover Vehicles at the net cost of that vehicle to the Dealer less the cost of freight, insurance, etc., or transfer the subject vehicle(s) to Company or another dealer; (b) all current, new, properly packaged and itemized Land Rover Parts and Accessories at
                           Dealer's net cost of the item(s), less freight, insurance, etc., to Company's warehouse and less a restocking charge of twenty percent (20%); (c) special tools, equipment and signs for Land Rover Products properly maintained in good working order and repair, less than five (5) years old at Dealer's cost less straight line depreciation of five (5) years useful life.

TRANSFER OF TITLE          13.5 Dealer is to take all such action as may be necessary to: (a) convey good and marketable title to all such property to the Company, (b) comply with the requirements of any applicable state law relating to bulk sales or transfers and (c) satisfy and discharge any liens or encumbrances on the property prior to delivery to Company.

INVENTORY                  13.6 Within fifteen (15) days of the receipt by Dealer of the notice of termination by Company, or
                           Dealer's issuance of a notice of termination to Company, or the expiration of this Agreement, Dealer will deliver to Company a complete inventory of all the above items, or reimburse Company for the cost of
                           Company preparing such an inventory.

RECONCILIATION             13.7 As a condition of repurchase, payments will first be applied against any money owed by Dealer to
                           Company. All payment due from Company to Dealer pursuant to any provisions of this Agreement or in connection with the termination of this Agreement will be made by Company after receipt of the goods to be repurchased and after all debits and credits have been ascertained and applied to Dealer's account and
                           Dealer has delivered to Company the Manufacturer's Certificate of Origin or other document of title for repurchase. In the event it is found that a balance is due from Dealer to Company, Dealer will pay such sum within ten (10) days of written notice of such balance.

                           ARTICLE 14 - MISCELLANEOUS
                           ---------------------------------------------------------------------------------------------------------

INDEPENDENT
CONTRACTOR                 14.1 Dealer, for all purposes of this Agreement, is an independent contractor and Dealer is not the agent or representative of Company or its affiliates for any purpose. No other contractual relationship exists between Dealer and Company and Dealer have no contractual relationship with Manufacturer. Dealer is not granted any express or implied right or authority to assume or create any obligation on behalf of or in the name of Company or to bind Company in any manner whatsoever.

APPLICABLE LAW             14.2 This Agreement shall be deemed to be executed by the parties in the state where the Dealer
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                           Premises is located and the rules of law of that state govern all questions regarding its construction and interpretation except to the extent that stated public policy of the state where the Dealer Premises is located shall prohibit any particular provisions, in which event Article 14.3 shall apply.

SEVERABILITY               14.3 In the event any provision of this Agreement is declared unenforceable under laws of any state, or federal law enforceable at the time of the execution of this Agreement, or requires a longer notice period than called for herein, the offending provision shall be reformed in a manner consistent with such law to the minimum extent required while continuing to reflect the allocation of risks and obligations of the parties hereto. Such declaration shall not impair or affect the validity of any other provision in this Agreement and all such other provisions shall remain valid and in full force and effect.

ENTIRE AGREEMENT           14.4 This Agreement contains the entire agreement between Dealer and Company and Dealer acknowledges that no representation or statement has been made by Company, or anyone acting or purporting to act for
                           Company that in any way modifies or changes any terms of this Agreement and acknowledges that there is no other agreement or understanding between the parties, except as stated herein. This Agreement cancels, supersedes and annuls any prior contract, agreement or understanding between Company and Dealer.

MODIFICATION               14.5 No provision of this Agreement may be changed, amended or deleted except by the written agreement of authorized officers of the parties hereto. Without limiting the foregoing, no course of dealing will alter the terms of this Agreement.

WAIVERS                    14.6 The waiver by either party of any breach of this Agreement, or the failure of either party to require performance by the other party of any provision herein shall not affect the rights of either party to require performance at any time thereafter, nor be deemed a waiver of a subsequent breach of the same or another provision.

NOTICES                    14.7 Any notice, notification, etc., made pursuant to this Agreement shall be directed to the address of the principal place of business of the respective parties of this Agreement. All notices required will be sent certified mail, return receipt requested, to the address reflected in the Agreement for each party.

FORCE MAJEURE              14.8 Performance by each party of their respective obligations under this Agreement is subject to those contingencies which are beyond the reasonable control of the parties, including labor disputes or work stoppage, product delivery delays, governmental action or inaction, acts of God and events of force majeure. The obligations of the party prevented from performing by virtue of the above shall be suspended during such contingency without liability to the other for any direct or indirect damage and without extending the term of this Agreement.

CONTINUITY  OF SUPPLY      14.9 Nothing in this Agreement shall give Dealer the right to continue to be supplied with Land Rover
                           Products, which may at any time be withdrawn or suspended from importation and sale into the United
                           States without any obligation or liability on the part of Company by reason thereof. Nothing in this
                           Agreement gives Dealer the right to sell any products other than Land Rover Products.

ADDITIONAL DEALERS         14.10 Subject to the provisions of Article 4 hereof, Company reserves the right to appoint additional dealers upon making a survey of marketing factors in the area of a potential new dealer location. The final decision whether to establish an additional dealer shall be made solely by Company pursuant to its own business judgment, and nothing in this Agreement shall be construed to require Dealer's consent to the establishment of an additional dealer.

TITLES                     14.11 Titles and headings appearing in this Agreement are for convenience only and shall not affect the construction or interpretation of any provisions of this Agreement.
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LAND ROVER NORTH AMERICA, INC., 4390 PARLIAMENT PLACE, PO BOX 1503, LANHAM,
MARYLAND 20706